                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement No. 333-74218 on Form S-8 of our report dated September 24, 2003, appearing in the Annual Report on Form 11-K of Citizens First Savings Bank 401(k) Plan for the year ended December 31, 2002.

                                                      /s/  Plante & Moran, PLLC


Auburn Hills, Michigan
September 24, 2003